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                                                                 EXHIBIT 10.1(b)

                                  June 6, 1996

Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower 12th Floor
McLean, Virginia 22102

                         Global TeleSystems Group, Inc.

Ladies and Gentlemen:

        We refer to (a) the Senior Note Purchase Agreement, dated as of January 19, 1996 (the "Initial Chatterjee Agreement"), between Global TeleSystems Group, Inc. (the "Company") and The Open Society Institute ("OSI") and Chatterjee Fund Management, L.P., as purchasers (the "Initial Chatterjee Purchasers"); and (b) the following agreements (collectively, the "Cap
Re Agreements"): (i) the Senior Note Purchase Agreement, dated as of February 2, 1996, between the Company and Emerging Markets Growth Fund, Inc. and (ii) the Senior Note Purchase Agreement, dated as of February 2, 1996, between the Company and Capital International Emerging Markets Fund. Terms defined or referenced in the Initial Chatterjee Agreement and not otherwise defined or referenced herein are used herein as therein defined or referenced.

        The Company and the Initial Chatterjee Purchasers hereby agree as follows:

        1. The Company agrees that it will not, without the prior written consent of the Initial Chatterjee Purchasers, amend, or consent to the amendment of,

                (a) Section 8.10 or 8.11 of either of the Cap Re Agreements, to the extent that such amendment would contravene Sections
        8.10 and 8.11 of the Initial Chatterjee Agreement (as amended pursuant to paragraph 1 above) or of the Additional Chatterjee Agreement; or

                (b)     (i) Section 2(b) or Section 3 of any senior promissory
        note issued pursuant to either of the Cap Re Agreements or (ii) the definition of "Interest Payment Date" or "Maturity Date" contained in any such senior promissory note.

        2. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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        This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.

                                                Very truly yours,

                                                THE OPEN SOCIETY INSTITUTE


                                                By /s/ [ILLEGIBLE]
                                                   ---------------------------
                                                   Name:
                                                   Title: Trustee


                                                CHATTERJEE FUND MANAGEMENT, L.P.


                                                By /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                   Its General Partner

                                                By /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                   Name: [Illegible]
                                                   Title: Attorney-in-fact


Accepted and Agreed:

GLOBAL TELESYSTEMS GROUP, INC.


By /s/ N. S. Molberger
   --------------------------------------
   Name: N. S. Molberger
   Title: Vice President - General Counsel